                                                                       EXHIBIT J

                        Minnesota Life Insurance Company
                               Power of Attorney
                        To Sign Registration Statements


     WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

     WHEREAS, Variable Fund D ("Fund D") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Variable Annuity Account ("Variable Annuity Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933.

     NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dennis E. Prohofsky and Garold M. Felland, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account and the Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.


     Signature                               Title                Date
     ---------                               -----                ----


/s/ Robert L. Senkler          Chairman of the Board,         April 8, 2002
----------------------------   President and Chief
  Robert L. Senkler            Executive Officer

     Signature                               Title                Date
     ---------                               -----                ----

/s/ Anthony L. Andersen        Director                       April 8, 2002
----------------------------
  Anthony L. Andersen


/s/ Richard H. Anderson        Director                       April 8, 2002
----------------------------
  Richard H. Anderson


/s/ John F. Grundhofer         Director                       April 8, 2002
----------------------------
  John F. Grundhofer


                               Director
----------------------------
  Robert E. Hunstad


/s/ Reatha C. King             Director                       April 8, 2002
----------------------------
  Reatha C. King, Ph.D.


/s/ Dennis E. Prohofsky        Director                       April 8, 2002
----------------------------
  Dennis E. Prohofsky


/s/ Michael E. Shannon         Director                       April 8, 2002
----------------------------
  Michael E. Shannon


/s/ William N. Westhoff        Director                       April 8, 2002
----------------------------
  William N. Westhoff